                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
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         14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting  Material  Pursuant to 240.14a-11(c) or 240.14a-12

                                   Staples, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

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     and 0-11

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
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        ------------------------------------------------------------------------

        STAPLES, INC.
--------------------------------------------------------------------------

      -----------------------
      | - Industry History  |
      -----------------------

        - Staples/Office Depot Merger

        - North American Superstore Potential

        - Additional Growth Opportunities

        - Revenue Growth Drivers

        - Profit Leverage Potential



        STAPLES -- HISTORICAL PERSPECTIVE
--------------------------------------------------------------------------

        - May 1986, Staples Opened the First Office Products Superstore

        - October 1986, Office Depot Opened the Second Office Products
          Superstore

        OVER THE YEARS
--------------------------------------------------------------------------

        Players Have Come and Gone . . .

                                              1986     1988     1995
                                              ----     ----     ----

         - Staples                               2       22       443
         - Office Depot                          3       26       501
         - Office Max                                    14       457
         - Office America                                 5
         - WORKplace                                      7
         - HQ Office Supplies Workhouse
         - Office Club                                   15
         - HQ International
         - BizMart                                       10
         - Office Square                                  2
         - Office World                                   4
         - OW Office Warehouse                            2
         - National Office Warehouse                      2
         - Office Place                                   6
         - Office Station                                 2
         - Office Shop Warehouse                          6
         - Office Stop
         - OP Club                                        8
                                               ---      ---     -----
                                                 5      129     1,401




        THREE CHAINS EMERGED
--------------------------------------------------------------------------

                                              # OF LOCATIONS
                                              --------------

                                         1995       1996E     % GROWTH
                                         ----       -----     --------

         - Staples                        443         559         26%

         - Office Depot                   501         571         14%

         - Office Max                     457         552         21%

        ENORMOUS SUCCESS
--------------------------------------------------------------------------

         - Companies Which Achieved $3 Billion in Annual Sales in Less than 10 Years:

                   Compaq Computer Corporation
                   Dell Computer Corporation
                   Gateway 2000, Inc.
                 -------------------------
                 | Office Depot Inc.     |
                 | Staples, Inc.         |
                 -------------------------
                   Sun Microsystems, Inc.






        STAPLES, INC.
--------------------------------------------------------------------------

        - Industry History

      ----------------------------------
      | - Staples Office Depot Merger  |
      ----------------------------------

        - North American Superstore Potential

        - Additional Growth Opportunities

        - Revenue Growth Drivers

        - Profit Leverage Potential

        CURRENT CORPORATE STRUCTURE
--------------------------------------------------------------------------

                                         Staples, Inc.              Office Depot, Inc.
                                         -------------              ------------------

        NA Retail                    Staples, The Office               Office Depot
        - Consumers                   Superstore                       Office Place
        - Small Office/Home Office   Staples Express
                                     Business Depot
                                     Bureau En Gros

        Mail Order & Contract
         Stationers

        - Small, medium & large      Staples Direct                    Office Depot Direct
          businesses                 Staples Business Advantage        Business Services
                                     Staples National Advantage

        International
        - Retail                     UK                                France    Poland
        - Mail Order                 Germany                           Mexico    Israel
                                                                       Thailand  Columbia



        HIGHLY COMPLEMENTARY FIT
--------------------------------------------------------------------------

        - "Best of Both"

            - Management teams
            - Operating practices
            - Customer service practices
            - Systems

        - Great Geographic Fit

        STAPLES & OFFICE DEPOT LOCATIONS
--------------------------------------------------------------------------




        [Map of the United States and Canada indicating store locations of Staples and Office Depot appears here.]



        MAKING TWO INDUSTRY LEADERS . . .
--------------------------------------------------------------------------

    --------------------------------     ----------------------------------
    |             [Staples Logo]   |     |         [Office Depot Logo]    |
    |                              |     |                                |
    |                              |     |                                |
    | - 560+ Retail Stores         |     | - 570+ Retail Stores           |
    |                              |     |                                |
    | - Solid Contract/Mail Order  |     | - Solid Contract/Mail Order    |
    |                              |     |                                |
    | - Central distribution       |     | - Best sales productivity per  |
    |                              |     |    store                       |
    | - Youngest store base        |     |                                |
    |                              |     | - Advanced Information Systems |
    | - Strong customer service    |     |                                |
    |    scores                    |     | - Strong geographical          |
    |                              |     |    diversification             |
    | - Experienced/deep           |     |                                |
    |    management team           |     | - Experienced/management team  |
    |                              |     |                                |
    --------------------------------     ----------------------------------

        . . . EVEN GREATER
--------------------------------------------------------------------------

        Staples / Office Depot
        ----------------------

        - National Scale and Scope

        - Strong Market Presence

        - Best of Both Practices/Systems

        - Strong Management Track Records

        - Enormous Synergy Potential

        - Significant Opportunities for Growth






        MERGER STATUS
--------------------------------------------------------------------------

        - FTC Second Request

        - SEC Documents Filed

        - Integration Planning

        ORGANIZING TO INTEGRATE
--------------------------------------------------------------------------


                    [Organizational Chart appears here.]






        INTEGRATION PLANS
--------------------------------------------------------------------------

        - Eighteen Months to Two Year Time Frame

        - 1,000+ Store Conversions

        - Optimum Hybrid Distribution System

        - Closure of Some Overlapping Facilities

          - Net addition of 50+ stores in 1997

        STAPLES, INC.
--------------------------------------------------------------------------

        - Industry History

        - Staples/Office Depot Merger

     -------------------------------------------
     |  - North American Superstore Potential  |
     -------------------------------------------

        - Additional Growth Opportunities

        - Revenue Growth Drivers

        - Profit Leverage Potential





        LARGE ATTRACTIVE INDUSTRY
--------------------------------------------------------------------------

        [Graph of 1996 Total North American      - Total industry growing
         Office Products Market, which             at 10+%
         indicates that such market is a           - 7-8% core product growth
         $185 billion market, appears here.]
                                                 - Target customer segments
                                                   growing even faster
                                                   - SOHO growth 4X large
                                                     company growth
                                                   - 50% of homes to have
                                                     offices by 2000

        INDUSTRY STILL FRAGMENTED
--------------------------------------------------------------------------

         Graph showing the following industry information appears here:

                   Retail        Contract       Mail Order      VARs/Other
                   ------        --------       ----------      ----------

   Total Size:     $81 bil.        $24 bil.       $34 bil.        $46 bil.
 % SPLS/ODP         10%              6%             5%              0%
 % Top 4 Other:     11%             27%             5%              0%
 % Other:           79%             67%            90%            100%


        POTENTIAL FOR 3,000 SUPERSTORES IN NA
--------------------------------------------------------------------------

        Graph showing the following Office Product Superstore information for NA appears here:

                                                - NA market currently
        Year:     Office Product Superstores:     50+% saturated
        -----     ---------------------------     - Based on demonstrated
                                                    share performance
        1995:                1,411
        2000:                3,000              - 5+ Years of unit growth
                                                  remaining

        STAPLES/OFFICE DEPOT COMBINED STORE OPENINGS
--------------------------------------------------------------------------

          Graph showing the following information appears here:


                                 1995    1996    1997    1998    1999
                                 ----    ----    ----    ----    ----

Stores open at year-end           944    1,135   1,200   1,375   1,550


Store openings during year:       174      190     150     200     200






--------------------------------------------------------------------------



                      [Staples storefront photo]

        CHICAGO EXAMPLE
--------------------------------------------------------------------------


        Graph showing the following information appears here:

                                            Number of Stores
                                            ----------------

                  Current Staples                   1
                  Current ODP                      18
                  Current OMX                      32
                  Remaining Potential              45



        STAPLES, INC.
--------------------------------------------------------------------------

        - Industry History

        - Staples/Office Depot Merger

        - North American Superstore Potential

      --------------------------------------
      | - Additional Growth Opportunities  |
      --------------------------------------

        - Revenue Growth Drivers

        - Profit Leverage Potential

        NEW GROWTH OPPORTUNITIES
--------------------------------------------------------------------------

        - Focus is Critical for Merger Success

          - People
          - Resources
          - Products/channels


        - Concepts Under Review

          - Furniture at work
          - Images
          - Mega-stores




        GLOBAL GROWTH PLATFORMS
--------------------------------------------------------------------------

                                              - U.S.
                                              - Canada
                                              - U.K. - JV
                                              - Germany - JV
        [World Map]                           - Mexico - JV
                                              - France - JV
                                              - Japan - JV
                                              - Thailand - JV
                                              - Columbia - Lic.
                                              - Israel - Lic.
                                              - Poland - Lic.

        INTERNATIONAL
--------------------------------------------------------------------------

        - Focus on Profitability in UK and Germany

          - Retail
          - Delivery

        - Evaluate/Prioritize the New Market
          Opportunities

          - Europe
          - Far East
          - Latin America

        - Prefer Majority Ownership





        STAPLES, INC.
--------------------------------------------------------------------------

        - Industry History

        - Staples/Office Depot Merger

        - North American Superstore Potential

        - Additional Growth Opportunities

      -----------------------------
      | - Revenue Growth Drivers  |
      -----------------------------

        - Profit Leverage Potential

        INVESTING IN TOP LINE GROWTH
--------------------------------------------------------------------------


        - Customer Service/Selling Focus

        - Increased Marketing Spend

        - Store Remodel Program

        - Improved In-Stock

        - Expanded Product Offerings



        ELEVEN QUARTERS OF DOUBLE DIGIT COMPS
--------------------------------------------------------------------------


                              Q1      Q2      Q3      Q4
                             ----    ----    ----    ----

        1994                  17%     16%     27%     31%

        1995                  23%     18%     22%     17%

        1996                  18%     16%     12%

        CURRENT COMP SALES CHALLENGES
--------------------------------------------------------------------------

        - Paper Pricing

        - Personal Computers



        STAPLES, INC.
--------------------------------------------------------------------------

        - Industry History

        - Staples/Office Depot Merger

        - North American Superstore Potential

        - Additional Growth Opportunities

        - Revenue Growth Drivers

      --------------------------------
      | - Profit Leverage Potential  |
      --------------------------------

        ENORMOUS SYNERGY POTENTIAL
--------------------------------------------------------------------------

        - Purchasing

        - Distribution

        - Marketing and Advertising

        - General and Administrative

        - Shared Best Practices




        ENORMOUS SYNERGY POTENTIAL
--------------------------------------------------------------------------


        Year 1:          $ 91 million

        Year 2:          $145 million

        Year 3:          $210 million

        COMPONENTS OF SYNERGY POTENTIAL
--------------------------------------------------------------------------

                                              Key Drivers
                                              -----------
                                       - Supplier partnerships
        Product Costs                  - Best practices
                                       - More direct sourcing

             ---------------------------------------------------------
             |                                                       |
             |                         Year 1    Year 2     Year 3   |
             |                         ------    ------     ------   |
             |                                                       |
             |  Synergy ($ mil.)        $31        $41        $76    |
             |                                                       |
             ---------------------------------------------------------


        VENDOR CONSOLIDATION
--------------------------------------------------------------------------


                                                      Office
                                       Staples        Depot
                                       -------        -------

          Envelopes                    Ampad          Westvaco

          Mail and Ship                Manco          3M

          Binders                      Acco           Avery

        PRODUCT COST SYNERGIES -- FREIGHT EXAMPLE
--------------------------------------------------------------------------


        - Central Distribution Provides Significant
          Benefits/Opportunities

          - New facilities can receive product via rail car

        - Freight Savings on Only 2 SKUs (copy paper) Will
          BE $1.2 million in 1997 (just on Staples volume)
             ------------







        COMPONENTS OF SYNERGY POTENTIAL
--------------------------------------------------------------------------


                                              Key Drivers
                                              -----------

                                       - Eliminate redundancy
        Advertising/Marketing          - National scale
                                       - Better buying

             ---------------------------------------------------------
             |                                                       |
             |                         Year 1    Year 2     Year 3   |
             |                         ------    ------     ------   |
             |                                                       |
             |  Synergy ($ mil.)        $50        $70        $85    |
             |                                                       |
             ---------------------------------------------------------

        ADVERTISING/MARKETING SYNERGY -- L.A. EXAMPLE
--------------------------------------------------------------------------


        Graph showing the following information appears here:

                                               - Potential savings of 40%
                                                 in common markets

            Pre-merger:  $26 million             - Despite increasing
                                                   spend vs. single company
            Post-merger: $15 million






        COMPONENTS OF SYNERGY POTENTIAL
--------------------------------------------------------------------------



                                              Key Drivers
                                              -----------

        General & Administrative       - Non-product vendor partnerships
                                       - Best practices
                                       - Slower headcount growth


             ---------------------------------------------------------
             |                                                       |
             |                         Year 1    Year 2     Year 3   |
             |                         ------    ------     ------   |
             |                                                       |
             |  Synergy ($ mil.)        $10        $35        $50    |
             |                                                       |
             ---------------------------------------------------------

        NON-PRODUCT SYNERGIES
--------------------------------------------------------------------------

        - Telecommunications

        - Health Care

        - Risk Management

        - Travel

        - Credit Card Processing/Bank Charges

        - Delivery Services

        - Payroll


        SUMMARY
--------------------------------------------------------------------------


        - Substantive Benefits for All Stakeholders

          - Customers: more savings
          - Associates: more opportunities
          - Vendors: partnership opportunities
          - Shareholders: growth and accretion

        - Two Highly Complementary Companies

        - Enormous Synergy Potential

        - Significant Growth Opportunities Remain